UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019 (September 24, 2019)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) 212-905-1000

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 24, 2019, PennantPark Investment Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC, and Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named on Schedule A to the Underwriting Agreement, in connection with the issuance and sale of $75,000,000 aggregate principal amount of the Company’s 5.50% Notes due 2024 (the “Offering”).

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-230014) previously filed with the Securities and Exchange Commission (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated September 24, 2019 (the “Preliminary Prospectus Supplement”) and a final prospectus supplement dated September 24, 2019 (the “Final Prospectus Supplement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Third Supplemental Indenture

On September 27, 2019, the Company and American Stock Transfer & Trust Company, LLC (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated January 22, 2013, between the Company and the Trustee (the “Base Indenture”; and together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture relates to the Offering.

The Company’s 5.50% notes due 2024 (the “Notes”) will mature on October 15, 2024 and may be redeemed in whole or in part at the Company’s option on or after October 15, 2021 at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest. The Notes bear interest at a rate of 5.50% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing January 15, 2020. The Notes will be the Company’s direct unsecured obligations and will rank pari passu in right of payment with the Company’s future unsecured unsubordinated indebtedness, senior to any of the Company’s future indebtedness that expressly states it is subordinated in right of payment to the Notes, effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which the Company subsequently grant security) to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, financing vehicles, or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, and to use its best efforts to effect, within 30 days of issuance and delivery of the Notes, the listing of the Notes on the Nasdaq Global Stock Exchange and to maintain such listing. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement, the Preliminary Prospectus Supplement, and the Final Prospectus Supplement. The transaction closed on September 27, 2019. The net proceeds to the Company were approximately $72.3 million, after deducting the underwriting discounts and commissions of approximately $2.3 million payable by the Company and estimated offering expenses of approximately $500,000 payable by the Company. The Company intends to use the net proceeds to reduce outstanding obligations under its credit facilities and/or Small Business Association debentures, to invest in new or existing portfolio companies, or for other general corporate or strategic purposes.

The foregoing descriptions of the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

1.1	Underwriting Agreement, dated September 24, 2019, by and among the Company, PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC, and Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named on Schedule A thereto.

4.1	Third Supplemental Indenture, dated as of September 27, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

4.2	Form of 5.50% Notes due 2024 (Incorporated by reference to Exhibit 4.1 hereto).

5.1	Opinion of Dechert LLP.

5.2	Opinion of Venable LLP

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNANTPARK INVESTMENT CORPORATION

Date: September 27, 2019	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer